UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

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Team Financial, Inc.
(Name of Registrant as Specified In Its Charter)

NONE
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8 West Peoria, Suite 200
Paola, Kansas 66071
(913) 294-9667

                    , 2007

Dear Team Financial, Inc. Shareholders:

Enclosed is a notice of a special meeting of shareholders of Team Financial, Inc., to be held on November 20, 2007, together with a proxy statement and form of proxy relating to the business to be transacted at the special meeting.

The purpose of the special meeting is to consider and vote on a proposal to amend our Articles of Incorporation to eliminate cumulative voting for directors, which is currently permitted under Article 9 of our current Articles of Incorporation.

The special meeting of Team Financial, Inc. shareholders will be held on November 20, 2007, at 9:00 a.m. Central Time, at the Evergreen Events Center, 15 West Wea Street, Paola, Kansas.  Only shareholders who hold shares of common stock at the close of business on October 15, 2007, the record date for the special meeting, are entitled to vote at the special meeting.  We urge you to read this document carefully and in its entirety.

Our Board of Directors believes that elimination of cumulative voting will improve our corporate governance and more fairly apportion the respective rights of our shareholders to determine who will serve as a director.  Consequently, as discussed in the enclosed proxy statement, and for the reasons there stated, our Board of Directors has recommended that our shareholders vote “FOR” this proposal.

Whether or not you are planning to attend the special meeting, we need your vote.  Please mark, sign, and date the enclosed proxy card and promptly return it in the enclosed, postage-paid envelope so that the maximum number of shares may be voted.  Voting by proxy will not prevent you from voting your shares in person at the special meeting.  You may revoke your proxy before it is exercised at the special meeting, either by writing to the Secretary of our company at our address noted in the proxy statement or in person at the special meeting.

Thank you for taking the time to consider this important proposal and for your continuing investment in Team Financial, Inc.

Sincerely,
/s/ Robert J. Weatherbie
Robert J. Weatherbie
Chairman and Chief Executive Officer

8 West Peoria, Suite 200
Paola, Kansas 66071
(913) 294-9667

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To be held on November 20, 2007

To the Shareholders of Team Financial, Inc.:

We will hold a special meeting of the shareholders of Team Financial, Inc. (“Team”) a Kansas corporation, on Tuesday, November 20, 2007, at 9:00 a.m. Central Time, at the Evergreen Events Center, 15 West Wea Street, Paola, Kansas, for the following purposes:

1.                                       To approve an amendment to Article 9 of Team’s Articles of Incorporation to eliminate cumulative voting for our Board of Directors.; and

2.                                       To transact any other business as may properly come before the special meeting.

Only holders of record of Team common stock at the close of business on October 15, 2007, the record date for the special meeting, are entitled to notice of and to vote at the special meeting.  The amendment to our Articles of Incorporation to eliminate cumulative voting will require the affirmative vote of a majority of the shares of our outstanding common stock.

The Board of Directors of Team recommends that you vote “FOR” this proposal to amend the Articles of Incorporation to eliminate cumulative voting.

To ensure your representation at the special meeting, please complete and promptly mail your proxy card in the return envelope enclosed, or authorize the individuals named on your proxy card to vote your shares by calling the toll-free telephone number or by using the Internet as described in the instructions included with your proxy card or voting instruction card.  This will not prevent you from voting in person, but will help to secure a quorum for the special meeting and avoid added solicitation costs.

If your shares are held in “street name” by your broker or other nominee, only that holder can vote your shares and the vote cannot be cast unless you provide instructions to your broker.  You should follow the directions provided by your broker regarding how to instruct your broker to vote your shares.  Similarly, the trustee of our Employee Stock Ownership Plan (“ESOP”) votes the shares held in the ESOP as directed by the participants.  You will need to follow the directions provided by the trustee regarding how you wish your shares in the ESOP to be voted.  Your proxy may be revoked at any time before it is voted.  Please review the proxy statement accompanying this notice for more complete information regarding the special meeting.

By Order of the Board of Directors
/s/ Robert J. Weatherbie
Robert J. Weatherbie
Chairman and Chief Executive Officer

, 2007

IMPORTANT: WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE VOTE BY COMPLETING AND PROMPTLY RETURNING THE ACCOMPANYING PROXY CARD IN THE ENVELOPE PROVIDED.

YOUR VOTE IS IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE VOTE ALL PROXIES YOU RECEIVE.  SHAREHOLDERS OF RECORD CAN VOTE ANY ONE OF THREE WAYS:

•                                 BY TELEPHONE: CALL THE TOLL-FREE NUMBER ON YOUR PROXY CARD TO VOTE BY PHONE.

•                                 VIA INTERNET: VISIT THE WEBSITE ON YOUR PROXY CARD TO VOTE VIA THE INTERNET.

•                                 BY MAIL: MARK, SIGN, DATE AND MAIL YOUR PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

THE METHOD BY WHICH YOU DECIDE TO VOTE WILL NOT LIMIT YOUR RIGHT TO VOTE AT THE SPECIAL MEETING.  IF YOU LATER DECIDE TO ATTEND THE SPECIAL MEETING IN PERSON, YOU MAY VOTE YOUR SHARES EVEN IF YOU HAVE PREVIOUSLY SUBMITTED A PROXY.

IF YOU HOLD YOUR SHARES THROUGH A BROKER, BANK, OUR ESOP OR OTHER HOLDER OF RECORD, YOU MUST OBTAIN A PROXY, EXECUTED IN YOUR FAVOR, FROM THE TRUSTEE OF THE ESOP OR OTHER HOLDER OF RECORD TO BE ABLE TO VOTE AT THE MEETING.  YOU MAY BE ABLE TO VOTE VIA THE INTERNET OR BY TELEPHONE IN ACCORDANCE WITH THE INSTRUCTIONS PROVIDED BY THE TRUSTEE OF THE ESOP OR OTHER HOLDER OF RECORD.

TABLE OF CONTENTS

PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT VOTING PROCEDURES AND THE TEAM SPECIAL MEETING

ADDITIONAL INFORMATION CONCERNING PROXY STATEMENT AND SPECIAL MEETING

PROPOSAL 1 - AMENDMENT TO THE ARTICLES OF INCORPORATION TO ELIMINATE CUMULATIVE VOTING

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

SHAREHOLDER PROPOSALS FOR THE 2008 ANNUAL MEETING

ANNEX A. PROPOSED REVISED ARTICLE 9 TO THE ARTICLES OF INCORPORATION

8 West Peoria, Suite 200
Paola, Kansas 66071
 (913) 294-9667

PROXY STATEMENT
Special Meeting of Shareholders To Be Held on November 20, 2007

The Team Financial, Inc. (“Team”) Board of Directors is soliciting the accompanying proxy for use in connection with a special meeting of shareholders to be held at 9:00 a.m., Central Time, on Tuesday, November 20, 2007, at the Evergreen Events Center, 15 West Wea Street, Paola, Kansas.  The Board is soliciting the proxy in connection with an amendment to the Team Articles of Incorporation to eliminate cumulative voting for directors.  The Board is seeking the Team shareholders’ approval of the proposal as set forth in the accompanying letter and notice of special meeting, and in this proxy statement.

This proxy statement and the accompanying proxy card are first being mailed or delivered to the holders of our common stock on or about October     , 2007.

QUESTIONS AND ANSWERS ABOUT VOTING PROCEDURES
AND THE TEAM SPECIAL MEETING

The following questions and answers highlight only selected procedural information from this proxy statement.  Team urges you to read carefully the remainder of this proxy statement because the questions and answers below do not contain all of the information that might be important to you with respect to the proposal that will be considered at the special meeting.

Q.                                   What am I voting on?

A.                                   You are voting only on the proposal, as discussed in this proxy statement, to amend our Articles of Incorporation to eliminate cumulative voting in the election of our directors.

Q.                                   Has the Board approved the proposal to amend the Articles of Incorporation?

A.                                   Yes.  The Board of Directors approved this proposal on September 11, 2007 and recommends that you vote to approve the proposal.

Q.                                   Why am I being asked to approve the amendment to the Articles of Incorporation to eliminate cumulative voting?

A.                                   Our current Articles of Incorporation were implemented before we became a public entity and at a time when the ownership group was very small.  Cumulative voting for directors was then required by Kansas law and was intended to allow each owner to insure representation on the Board of Directors by cumulating their votes.  As we have now evolved, our Board of Directors believes that the purpose of cumulative voting is no longer valid and that cumulative voting is confusing to shareholders and cumbersome to manage.  Kansas law, as amended in 1988, does not require cumulative voting with respect to the election of directors, and publicly traded companies rarely adopt cumulative voting for directors.  By eliminating cumulative voting, each shareholder will have one vote per each share owned for each person nominated to the Board and a plurality vote will determine the election of each director individually.

The Board believes that the amendment of our Articles of Incorporation to eliminate cumulative voting for directors is fair to, and in the best interests of Team and its shareholders.  However, as required by Kansas law, it is necessary that this proposal be approved by our shareholders before it can become effective.

Q.                                   What vote of Team shareholders is required to approve the proposal?

A.                                   The proposal to amend our Articles of Incorporation will require the affirmative vote of a majority of the outstanding shares of common stock of Team.  Hence, because this is the only proposal to be considered at the special meeting, at least a majority of the number of shares of our outstanding common stock must be present in person or by proxy at the special meeting in order for this proposal to be approved.

To cast votes for shares represented by a broker holding shares in “street name” the beneficial owner of such shares must follow the broker’s directions to vote.  This is because the proposal is not a discretionary matter on which the broker can vote without specific directions from the beneficial owner.

Shares represented by the Team Employee Stock Ownership Plan (the “ESOP”) can be voted by the ESOP Trustee through the use of direction statements, which will be issued to participants.

Q.                                   When and where will the special meeting of the shareholders of Team be held?

A.                                   The special meeting will take place on Tuesday, November 20, 2007, at 9:00 a.m. Central Time, at the Evergreen Events Center, 15 West Wea Street, Paola, Kansas.

Q.                                   Who can attend and vote at the special meeting?

A.                                   Only holders of record of shares of Team common stock at the close of business on October 15, 2007, the record date for the special meeting, are entitled to receive notice of and to vote at the special meeting.  As of the record date, there were 3,600,064 shares of Team common stock issued and outstanding and entitled to vote at the special meeting.  Each shareholder of record on the record date is entitled to one vote on each matter properly brought before the special meeting for each share of common stock held by the shareholder.

Q.                                   How may I vote at the special meeting?

A.                                   You may vote using any of the following methods:

1.                                      BY MAIL: Mark, sign and date your proxy card and return it in the postage-paid envelope provided.  The named proxies will vote your stock according to your directions.  If you submit a signed proxy card without indicating your vote, the person voting the proxy will vote your stock in favor of the proposal.

2.                                      BY TELEPHONE: Call toll free (800)               .

•                                 Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 11:59 p.m. Central Time on November 19, 2007.

•                                 Please have your proxy card and the last four digits of your Social Security Number or Tax Identification Number available.  Follow the simple instructions the voice provides you.

3.                                      BY INTERNET: http://www.eproxy.com/tfin

•                                 Use the internet to vote your proxy 24 hours a day, 7 days a week, until 11:59 p.m. Central Time on November 19, 2007.

•                                 Please have your proxy card and the last four digits of your Social Security Number or Tax Identification Number available.  Follow the simple instructions to obtain your records and create an electronic ballot.

4.                                      BY ATTENDING THE SPECIAL MEETING IN PERSON

Q.                                   Can I revoke or change my proxy?

A.                                   Yes.  You may revoke your proxy at any time before it is exercised by taking any of the following actions during the time specified:

1.                                       giving written notice of revocation no later than the commencement of the special meeting to Team’s Secretary, Lois Rausch:

•                  if delivered before the date of the meeting, to Ms. Rausch at Team’s offices, 8 West Peoria, Suite 200, Paola, Kansas 66071; or

•                  by personal delivery to Ms. Rausch at Team’s offices, 8 West Peoria, Suite 200, Paola, Kansas 66071, or at the location of the special meeting, the Evergreen Events Center, 15 West Wea Street, Paola, Kansas; or

2.                                       delivering to Ms. Rausch no later than the commencement of the special meeting a properly executed, later-dated proxy; or

3.                                       voting in person at the special meeting.

Voting by proxy will in no way limit your right to vote at the special meeting if you later decide to attend in person.  If no direction is given and a proxy is validly executed, the stock represented by the proxy will be voted in favor of the proposal.  The persons authorized under a proxy will vote upon any other business that may properly come before the special meeting according to their best judgment to the same extent as the person delivering the proxy would be entitled to vote.  However, we do not expect any matters to be raised at the special meeting other than the proposal to amend our Articles of Incorporation to eliminate cumulative voting.

If your stock is held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, to be able to vote in person at the special meeting.

The participants in our ESOP direct the ESOP trustee with respect to all matters submitted to a vote of the shareholders.  The ESOP trustee will vote the shares held under the ESOP only in the manner directed by the ESOP participants, as provided in the ESOP’s governing documents.

Q.                                   Who can help answer my questions?

A.                                   If you have any questions about how to submit your proxy, or if you need additional copies of this proxy statement or the enclosed proxy card, or if you have any questions about the proposal, you should contact either Robert J. Weatherbie, our Chairman and Chief Executive Officer, or Richard J. Tremblay, our Chief Financial Officer, at:

Team Financial, Inc.
8 West Peoria, Suite 200
Paola, Kansas 66071
Telephone: (913) 294-9667

ADDITIONAL INFORMATION CONCERNING
PROXY STATEMENT AND SPECIAL MEETING

The following information is in addition to the information that is set forth above in this proxy statement, including the questions and answers immediately preceding this section of the proxy statement.

List of Shareholders.. A list of shareholders entitled to vote at the special meeting will be available at the special meeting and for ten days prior to the special meeting during regular business hours at our chief executive offices located at 8 West Peoria, Suite 200, Paola, Kansas 66071.

Cost of this Proxy Solicitation.  We will pay the costs relating to this proxy statement, the proxy and the special meeting.  We may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to beneficial owners.  Directors, officers and regular employees may also solicit proxies. They will not receive any additional compensation for the solicitation.

PROPOSAL 1
AMENDMENT TO THE ARTICLES OF INCORPORATION TO
ELIMINATE CUMULATIVE VOTING

In 1986, when Team was incorporated, the Kansas business corporation statute required that all Kansas corporations permit their shareholders to cumulate their votes for directors.  Consequently, in Article 9 of our Articles of Incorporation, we included a provision specifically providing that our shareholders would have cumulative voting rights.  The Kansas business corporation statute was amended in 1988 to remove the requirement that all corporations permit cumulative voting for directors.  However, Article 9 of our Articles of Incorporation, as originally written, has remained in effect, and our shareholders currently have the right to cumulate their votes in the election of our directors.  Hence, in order to eliminate the cumulative voting rights, it will be necessary to amend our Articles of Incorporation.  Under the Kansas business corporation statute, this amendment will require the affirmative vote of shareholders with a majority of the shares of our outstanding common stock.

For the reasons set forth below, we are asking you to consider and approve an amendment to our Articles of Incorporation to eliminate cumulative voting in the election of directors.  With cumulative voting rights a shareholder has a number of votes equal to the number of shares of common stock multiplied by the number of directors to be elected.  These votes can be allocated among the nominees in any manner the shareholder desires, including casting all of the votes for one candidate.

For instance, in an election in which three members of the Board of Directors are to be elected (such as would be the case with a staggered board of nine directors, three of which stand for election at each annual meeting), a shareholder with 1,000 shares of stock would have 3,000 votes (1,000 shares times three directors).  The shareholder could then allocate these 3,000 votes among the nominees in any manner, including casting all 3,000 votes for one nominee.  By contrast, without cumulative voting rights, the shareholder would be permitted to cast only up to 1,000 votes for, or abstain from voting, with respect to any particular nominee for director.  In this example, without cumulative voting, and the three nominees receiving the greatest number of votes – a “plurality” – would then be elected as members of the Board of Directors.

With cumulative voting, by aggregating votes and casting them for a single individual, rather than casting one vote for each share with respect to each nominee, shareholders holding substantially less than a majority of the outstanding voting shares of a company may be able to elect one or more directors.  Thus, a small minority of shareholders may be able to disproportionately influence the composition of the Board of Directors, potentially furthering objectives that may be contrary to those of the majority of shareholders.  Our Board of Directors does not believe that a small minority of shareholders, potentially having special interests, should have this ability to elect one or more directors who may be adverse to the interests of the majority of shareholders.  Cumulative voting in these circumstances would provide increased opportunities for disruptive actions by a minority of shareholders to the detriment of other shareholders.

For example, due to the size of our ESOP in relation to the number of private shareholders prior to our becoming a public company in 1999, cumulative voting rights did not pose any significant opportunity for outside shareholders to amass sufficient voting strength to overcome the voting powers of the ESOP.  However, if the ESOP percentage of ownership declines in the future, cumulative voting rights will increase the ability of outside shareholders to disproportionately influence the selection of directors.

Our Board of Directors believes that each director should only be elected if such director receives a plurality of the votes cast and that each director should represent the interests of all shareholders, rather than the interest of a minority shareholder or special constituency.

The Board of Directors has determined that elimination of cumulative voting is in Team’s best interests and that of its shareholders.  On September 11, 2007, our Board of Directors adopted a resolution to approve an amendment to our Articles of Incorporation to eliminate cumulative voting, subject to the approval of our shareholders.  The elimination of cumulative voting, if approved by our shareholders, will be effected by amending the language of Article 9 to affirmatively state that cumulative voting is not permitted.

A copy of the proposed Article 9 is attached to this Proxy Statement as Annex A.

The affirmative vote of a majority of the votes cast by the holders of all outstanding shares of our common stock entitled to vote on this proposal is required for adoption.

If our shareholders vote to approve the elimination of cumulative voting, Team will amend the Articles of Incorporation to reflect this change by filing Articles of Amendment to Articles of Incorporation, substantially in the form attached as Annex A, with the Kansas Secretary of State, and the amendment will become effective upon this filing.  If cumulative voting is eliminated, the change will be in effect with respect to the election of directors in Team’s 2008 annual meeting of shareholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE TEAM SHAREHOLDERS VOTE “FOR” THIS PROPOSAL TO AMEND THE ARTICLES OF INCORPORATION TO ELIMINATE CUMULATIVE VOTING FOR DIRECTORS.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows the number of shares of our common stock beneficially owned as of October 15, 2007 by:

•               each director;

•               each of our executive officers;

•               our directors and executive officers as a group; and

•               each person whom we know beneficially owns more than 5% of our common stock.

	Common Shares Beneficially Owned
Names and Addresses of Beneficial Owner (1)	Number	Percent

Robert J. Weatherbie (2) 8 West Peoria, Suite 200 Paola, Kansas 66071-0402	324,616	8.7%

Carolyn S. Jacobs (3) 8 West Peoria, Suite 200 Paola, Kansas 66071-0402	114,833	3.2%

Richard J. Tremblay (4) 8 West Peoria, Suite 200 Paola, Kansas 66071-0402	27,000	*

Sandra J. Moll (5) 8 West Peoria, Suite 200 Paola, Kansas 66071-0402	40,720	1.1

Denis A. Kurtenbach (6) 8 West Peoria, Suite 200 Paola, Kansas 66071-0402	4,425	*

Keith B. Edquist 12005 N. 72nd Street Omaha, Nebraska 68122	100,010	2.8%

Kenneth L. Smith (7) 5 East Terrace Paola, KS 66071	1,800	*

Harold G. Sevy 18294 W. 335th Street Paola, KS 66071	3,000	*

Gregory D. Sigman 6401 Sagamore Mission Hills, KS 66208	1,000	*

Connie Hart (8) P.O. Box 402 Paola, Kansas 66071	2,500	*

All executive officers and directors as a group (ten persons)	619,904	16.4%

Employee Stock Ownership Plan (9) 8 West Peoria, Suite 200 P.O. Box 402 Paola, Kansas 66071-0402	851,415	23.7%

Collective Reporting Group: (10) O. Gene Bicknell Mariner Wealth Advisors, LLC Martin C. Bicknell Cherona Bicknell 7400 College Boulevard, Suite 205 Overland Park, Kansas 66210	406,007	11.3%

Michael L. Gibson (11) 205 Overhill Drive Paola, Kansas 66071	248,364	6.9%

*                       Less than one percent.

(1)                                  Unless otherwise indicated, the shares are held directly in the names of the named beneficial owners and each person has sole voting and sole investment power with respect to the shares.  The participants in our ESOP direct the ESOP trustee with respect to all matters submitted to a vote of the shareholders.  The ESOP trustee will vote the shares held under the ESOP only in the manner directed by the ESOP participants, as provided in the ESOP governing documents.

(2)                                  Includes 58,999 shares of common stock owned by Mr. Weatherbie’s wife and 340 shares owned by his dependant children, over which shares he may be deemed to have shared voting and investment power.  Includes 24,663 shares owned in a self-directed trust.  Includes approximately 111,614 shares of common stock that have been allocated to Mr. Weatherbie’s account in our ESOP.  Includes 129,000 shares which have vested pursuant to options issued under our 1999 stock incentive plan.

(3)                                  Includes 10,000 shares of common stock owned by Ms. Jacobs’ husband’s revocable trust, over which she may be deemed to have shared voting and investment power.  Includes 15,000 shares of common stock owned in a self-directed IRA.  Includes approximately 73,333 shares of common stock that have been allocated to Ms. Jacobs’s account in our ESOP.  Includes 16,500 shares which have vested pursuant to options issued under our 1999 stock incentive plan.

(4)                                  Consists of 17,000 shares held in Mr. Tremblay’s Individual Retirement Account and 10,000 shares which have vested to Mr. Tremblay pursuant to options issued under our 1999 stock incentive plan.

(5)                                  Includes 4,240 shares held in two revocable trusts of which Ms. Moll and her husband are trustees of one trust apiece.  Includes approximately 10,980 shares of common stock that have been allocated to Ms. Moll’s account in our ESOP and her husband’s account in our ESOP.  Includes 22,000 shares which have vested to Ms. Moll pursuant to options issued under our 1999 stock incentive plan and 3,500 shares which have vested to her husband under the same plan.

(6)                                  Includes 925 shares of common stock held by Mr. Kurtenbach in an Individual Retirement Account and 500 shares owned by his wife, over which he may be deemed to have voting and investment power.

(7)                                  All 1,800 shares of common stock are owned jointly by Mr. Smith and his wife.

(8)                                  Includes 2,500 shares in a revocable trust for the benefit of Mrs. Hart’s spouse.

(9)                                  Our ESOP holds 851,415 shares of record.  Team is the ESOP trustee.  Each ESOP participant directs the ESOP trustee as to the voting of shares allocated to such participant’s accounts on all matters submitted to a vote of the shareholders.  An ESOP participant’s failure to provide voting directions to the ESOP trustee will be deemed to be a direction to vote in the manner specified in the instructions provided to the ESOP participant.  Unallocated shares will be voted by the ESOP trustee in the same proportion on any issue as the allocated shares are voted.

(10)                            The following information for the following group of shareholders was obtained from a Schedule 13D filed with the Securities and Exchange Commission on or about November 13, 2006.  O. Gene Bicknell is the beneficial owner of 181,831.84 shares of common stock of which he shares voting power and dispositive power with Mariner Wealth Advisors, LLC and Martin C. Bicknell.  Cherona Bicknell is the beneficial owner of 5,031.86 shares of common stock and shares voting power and dispositive power with Mariner Wealth Advisors, LLC and Martin C. Bicknell.  Mariner Wealth Advisors, LLC and Martin C. Bicknell each may be deemed to be the beneficial owners of 406,007 shares of common stock.  Bruce Kusmin is the sole beneficial owner of 2,000 share of common stock.  Mr. Kusmin is President of Mariner Wealth Advisors, LLC, and as such may be deemed to be a beneficial owner of shares of which Mariner Wealth Advisors, LLC is a beneficial owner; however Mr. Kusmin disclaims beneficial ownership of such shares.

(11)                            Includes 120,900 shares of common stock owned in a trust, over which Mr. Gibson may be deemed to have shared voting and investment power. Includes approximately 11,000 shares owned in a self-directed trust. Includes approximately 116,464 shares of common stock that have been allocated to Mr. Gibson’s account in our ESOP.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who own more than 10% of our common stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our common stock.  Executive officers, directors and greater than 10% shareholders are required by Securities and Exchange Commission regulations to furnish us with copies of all Section 16(a) reports they file.  To our knowledge, based solely on review of the copies of such reports furnished to us or advice that no filings were required, during 2006 all executive officers, directors, and greater than 10% beneficial owners, with the exception of those listed below, complied with the Section 16 (a) filing requirements:

Name	Type of Filing	Number of Late Reports	Number of Transactions Not Reported on a Timely Basis
Harold G. Sevy	Form 3	1	1
Carolyn S. Jacobs	Form 3	1	1

SHAREHOLDER PROPOSALS FOR THE 2008 ANNUAL MEETING

To be considered for inclusion in the proxy statement for our 2008 Annual Meeting of Shareholders, proposals of shareholders must be received by us at our principal executive offices at 8 West Peoria, Suite 200, Paola, Kansas 66071, no later than January 16, 2008.  Proposals should be sent to the attention of the Secretary.  Any such proposals shall be subject to the requirements of the proxy rules and regulations under the Securities Exchange Commission. Our annual meeting of shareholders is typically held on the third Tuesday of June each year.

Annex A

Proposed Amendment to the Team Financial, Inc.

Articles of Incorporation

“NINTH: Cumulative voting rights shall not exist with respect to the election of directors of the Corporation.”

PROXY FOR SPECIAL MEETING

TEAM FINANCIAL, INC.
8 West Peoria, Suite 200
Paola, Kansas  66071

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The below signed shareholder of Team Financial, Inc. acknowledges receipt of the notice of the special meeting of shareholders, to be held on Tuesday, November 20, 2007, at 9:00 a.m. Central Time, at the Evergreen Events Center, 15 West Wea Street, Paola, Kansas, and hereby appoints Robert J. Weatherbie and Richard J. Tremblay, or either of them, each with the power of substitution, as attorneys and proxies to vote all the shares of the above signed at the special meeting, hereby ratifying and confirming all that the attorneys and proxies may do or cause to be done by virtue hereof.  The above-named attorneys and proxies are instructed to vote all of the above signed shareholder’s shares as indicated below.

This proxy, when properly executed, will be voted in the manner directed herein by the below signed shareholder.  If no direction is made, this proxy will be voted FOR Proposal 1.

1.                                       Proposal Number 1 - Proposal regarding an amendment to our Articles of Incorporation to eliminate cumulative voting in the election of directors.

The Board of Directors recommends a vote FOR Proposal Number 1 regarding the elimination of cumulative voting.

☐ FOR	☐ AGAINST	☐ ABSTAIN

2.                                       To transact such other business as may properly come before the meeting.

☐ FOR	☐ AGAINST	☐ ABSTAIN

DATED:	, 2007

SIGNATURE

SIGNATURE IF HELD JOINTLY

Please sign your name exactly as it appears above.  When shares are held by joint tenants, both should sign.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign in full corporate name by the president or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

Telephone and Internet Voting Instructions Printed on Reverse Side

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week.

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

To vote using the Telephone (within U.S. and Canada)	To vote using the Internet

• Call toll free 1-800 in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.	• Go to the following web site: WWW.EPROXY.COM/TFIN

• Follow the simple instructions provided by the recorded message.	• Enter the information requested on your computer screen and follow the simple instructions.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.

Proxies submitted by telephone or the Internet must be received by 11:59 p.m., Central Time, on November 19, 2007.

THANK YOU FOR VOTING